Supplement, dated January 8, 2002, to the Prospectus, dated May 1, 2001, of
                     Seligman Income Fund, Inc. (the "Fund")


     Effective January 14, 2002, the following information supersedes and replaces the information set forth on page 5 of the Fund's Prospectus under the caption "Management - Portfolio Management."

     The Fund is managed by Seligman's Disciplined Investment Group. The Co-Portfolio Managers of the Fund are Ben-Ami Gradwohl, Ph.D. and David Guy, Ph.D.

     Mr. Gradwohl is a Managing Director of Seligman. Mr. Gradwohl is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Tax-Aware Fund, Inc., as well as Seligman Common Stock Portfolio and Seligman Income Portfolio, two portfolios of Seligman Portfolios, Inc. and Tri-Continental Corporation. Mr. Gradwohl joined Seligman as a Managing Director in January 2000. From 1996 to 1999, Mr. Gradwohl was a Portfolio Manager at Nicholas-Applegate Capital Management. During his tenure there, he managed U.S. systematic large-cap portfolios, tax-efficient strategies, an aggressive U.S. equity offshore fund, a long-short hedge fund and international equity investments. From 1994 to 1996, Mr. Gradwohl was a Vice President, Research and Quantitative Analysis, at Leland O'Brien Rubinstein Associates, Inc. Prior to that, he held academic positions at UCLA, Femi National Accelerator Laboratories and the Hebrew University of Jerusalem.

     Mr. Guy is a Managing Director of Seligman. Mr. Guy is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Tax-Aware Fund, Inc., as well as Seligman Common Stock Portfolio and Seligman Income Portfolio, two portfolios of Seligman Portfolios, Inc. and Tri-Continental Corporation. Mr. Guy joined Seligman as a Managing Director in January 2000. From 1997 to 1999, Mr. Guy was a Portfolio Manager for U.S. mid-cap securities in the Systematic
Investment Group at Nicholas-Applegate Capital Management. During the winter semester of 1997, he was a Visiting Associate Professor with the Department of Statistics at the University of California, Riverside. From 1992 to 1996, Mr. Guy served as a Vice President with the Equity Derivatives Analysis Group at Salomon Brothers, Inc.